Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information
Entity Registrant Name	Simcere Pharmaceutical Group
Entity Central Index Key	0001384360
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	105,740,648
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

Consolidated Balance Sheets In Thousands, unless otherwise specified	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2011 US$ USD ($)
Current assets
Cash and cash equivalents	209,850	273,583	$ 33,342
Pledged bank deposits	52,707	5,133	8,374
Accounts and bills receivables, net	1,276,872	884,738	202,875
Inventories	126,708	89,732	20,132
Other current assets	181,196	135,301	28,789
Total current assets	1,847,333	1,388,487	293,512
Property, plant and equipment, net	925,815	866,262	147,097
Land use rights	139,707	142,910	22,197
Intangible assets, net	338,472	348,203	53,777
Goodwill	309,936	309,936	49,244
Investments in and advances to an affiliated company	91,355	121,220	14,515
Other non-current assets	81,499	41,234	12,949
Total assets	3,734,117	3,218,252	593,291
Current liabilities
Short-term borrowings and current portion of long-term borrowings	816,150	360,000	129,673
Accounts and bills payables	80,570	49,638	12,801
Accrued payroll and employee benefits	75,148	55,559	11,940
Other current liabilities	490,679	540,649	77,961
Total current liabilities	1,462,547	1,005,846	232,375
Long-term borrowings, excluding current portion		19,306
Deferred tax liabilities	46,248	68,811	7,348
Other liabilities	31,625	22,593	5,025
Total liabilities	1,540,420	1,116,556	244,748
Redeemable Noncontrolling Interest and Shareholders' Equity
Redeemable noncontrolling interest		47,453
Ordinary shares: Par value: US$0.01 Authorized: 500,000,000 shares Issued and outstanding: 106,789,522 and 105,740,648 as of December 31, 2010 and 2011	8,532	8,597	1,356
Additional paid-in capital	954,750	948,469	151,694
Accumulated other comprehensive loss	(104,608)	(97,512)	(16,621)
Retained earnings	1,197,507	1,019,118	190,265
Total equity attributable to Simcere Pharmaceutical Group	2,056,181	1,878,672	326,694
Noncontrolling interest	137,516	175,571	21,849
Total shareholders' equity	2,193,697	2,054,243	348,543
Commitments and contingencies
Total liabilities, redeemable noncontrolling interest and shareholders' equity	3,734,117	3,218,252	$ 593,291

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Ordinary shares, Authorized shares	500,000,000	500,000,000
Ordinary shares, Issued shares	105,740,648	106,789,522
Ordinary shares, Outstanding shares	105,740,648	106,789,522
US$
Ordinary shares, Par value (in dollars per share)	0.01	0.01

Consolidated Statements of Income In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2011 US$ USD ($)
Revenue	2,040,547	2,141,098	1,857,071	$ 324,210
Cost of materials and production	(328,159)	(341,787)	(320,945)	(52,139)
Gross profit	1,712,388	1,799,311	1,536,126	272,071
Operating expenses:
Research and development	(198,722)	(125,737)	(132,981)	(31,574)
Sales, marketing and distribution	(1,131,974)	(1,186,144)	(1,002,419)	(179,853)
General and administrative	(288,144)	(269,512)	(222,118)	(45,781)
Impairment loss on goodwill			(76,398)
Other operating income	50,000			7,944
Income from operations	143,548	217,918	102,210	22,807
Interest income	4,676	4,214	8,861	743
Interest expense	(42,342)	(19,920)	(12,126)	(6,727)
Foreign currency exchange gains, net	7,732	5,511	382	1,228
Other income	15,036	2,286	2,971	2,389
Equity in losses of equity method affiliated company	(12,192)	(14,716)	(56,532)	(1,937)
Earnings before income taxes	116,458	195,293	45,766	18,503
Income tax (expense) benefit	35,371	(10,640)	(16,897)	5,620
Net income	151,829	184,653	28,869	24,123
Less: net (income) loss attributable to the redeemable noncontrolling interest and noncontrolling interest	26,560	(12,242)	(2,441)	4,220
Net income attributable to Simcere Pharmaceutical Group	178,389	172,411	26,428	$ 28,343
Earnings per share:
Basic (in CNY and dollars per share)	1.63	1.59	0.23	$ 0.26
Diluted (in CNY and dollars per share)	1.61	1.55	0.23	$ 0.26

Consolidated Statements of Shareholders' Equity In Thousands, except Share data, unless otherwise specified	Total CNY	Equity attributable to Simcere Pharmaceutical Group CNY	Ordinary shares CNY	Additional paid-in capital CNY	Accumulated other comprehensive loss CNY	Retained earnings CNY	Non-controlling interests CNY	US$ USD ($)	US$ Equity attributable to Simcere Pharmaceutical Group USD ($)	US$ Ordinary shares USD ($)	US$ Additional paid-in capital USD ($)	US$ Accumulated other comprehensive loss USD ($)	US$ Retained earnings USD ($)	US$ Non-controlling interests USD ($)
Balance at Dec. 31, 2008	2,301,322	2,253,025	9,650	1,514,004	(90,908)	820,279	48,297
Balance (in shares) at Dec. 31, 2008			122,227,318
Increase (Decrease) in Shareholders' Equity
Share-based compensation	23,677	23,677		23,677
Issuance of ordinary shares upon exercise of non-vested shares and/or share options	32	32	32
Issuance of ordinary shares upon exercise of non-vested shares and/or share options (in shares)			467,780
Repurchase and retirement of ordinary shares	(297,792)	(297,792)	(831)	(296,961)
Repurchase and retirement of ordinary shares (in shares)			(12,160,166)
Net income	28,869	26,428				26,428	2,441
Foreign currency translation adjustments, net of nil tax	(640)	(640)			(640)
Acquisition of Shandong Simcere's shares from noncontrolling interests	(30,128)	(22,506)		(22,506)			(7,622)
Acquisition of Jiangsu Quanyi	182,343						182,343
Balance at Dec. 31, 2009	2,207,683	1,982,224	8,851	1,218,214	(91,548)	846,707	225,459
Balance (in shares) at Dec. 31, 2009			110,534,932
Increase (Decrease) in Shareholders' Equity
Share-based compensation	31,099	31,099		31,099
Issuance of ordinary shares upon exercise of non-vested shares and/or share options	35	35	35
Issuance of ordinary shares upon exercise of non-vested shares and/or share options (in shares)			518,322
Repurchase and retirement of ordinary shares	(127,499)	(127,499)	(289)	(127,210)
Repurchase and retirement of ordinary shares (in shares)			(4,263,732)
Net income	182,877	172,411				172,411	10,466
Foreign currency translation adjustments, net of nil tax	(5,964)	(5,964)			(5,964)
Acquisition of Nanjing Tung Chit's shares from noncontrolling interests	(6,280)	(6,019)		(6,019)			(261)
Dividend declared by subsidiary to noncontrolling interest	(7,846)						(7,846)
Deemed acquisition of redeemable noncontrolling interest in Jilin Boda	(45,677)	(41,505)		(41,505)			(4,172)
Acquisition of noncontrolling interest in Jilin Boda	(174,185)	(126,110)		(126,110)			(48,075)
Balance at Dec. 31, 2010	2,054,243	1,878,672	8,597	948,469	(97,512)	1,019,118	175,571
Balance (in shares) at Dec. 31, 2010	106,789,522		106,789,522
Increase (Decrease) in Shareholders' Equity
Share-based compensation	29,341	29,341		29,341
Issuance of ordinary shares upon exercise of non-vested shares and/or share options	39	39	16	23
Issuance of ordinary shares upon exercise of non-vested shares and/or share options (in shares)			244,670
Repurchase and retirement of ordinary shares	(31,955)	(31,955)	(81)	(31,874)
Repurchase and retirement of ordinary shares (in shares)			(1,293,544)
Net income	150,451	178,389				178,389	(27,938)
Foreign currency translation adjustments, net of nil tax	(7,096)	(7,096)			(7,096)			(1,127)
Dividend declared by subsidiary to noncontrolling interest	(10,117)						(10,117)
Acquisition of noncontrolling interest in Jilin Boda	8,791	8,791		8,791
Balance at Dec. 31, 2011	2,193,697	2,056,181	8,532	954,750	(104,608)	1,197,507	137,516	$ 348,543	$ 326,694	$ 1,356	$ 151,694	$ (16,621)	$ 190,265	$ 21,849
Balance (in shares) at Dec. 31, 2011	105,740,648		105,740,648

Consolidated Statements of Comprehensive Income In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2011 US$ USD ($)	Dec. 31, 2011 Attributable to Simcere Pharmaceutical Group CNY	Dec. 31, 2010 Attributable to Simcere Pharmaceutical Group CNY	Dec. 31, 2009 Attributable to Simcere Pharmaceutical Group CNY	Dec. 31, 2011 Attributable to noncontrolling interests CNY	Dec. 31, 2010 Attributable to noncontrolling interests CNY	Dec. 31, 2009 Attributable to noncontrolling interests CNY	Dec. 31, 2011 Attributable to redeemable noncontrolling interests CNY	Dec. 31, 2010 Attributable to redeemable noncontrolling interests CNY
Net income	151,829	184,653	28,869	$ 24,123	178,389	172,411	26,428	(27,938)	10,466	2,441	1,378	1,776
Foreign currency translation adjustments, net of nil tax	(7,096)	(5,964)	(640)	(1,127)	(7,096)	(5,964)	(640)
Comprehensive income	144,733	178,689	28,229	$ 22,996	171,293	166,447	25,788	(27,938)	10,466	2,441	1,378	1,776

Consolidated Cash Flow Statements In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2009 Acquisition of 52.5% equity interest in Jiangsu Quanyi in 2009 CNY	Dec. 31, 2010 Acquisition of Shandong Simcere in 2006 CNY	Dec. 31, 2011 US$ USD ($)
Operating activities:
Net income	151,829	184,653	28,869			$ 24,123
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Bad debt expense	994	843	101			158
Inventory write-downs	3,205	4,846	2,855			509
Depreciation of property, plant and equipment	85,319	76,976	55,405			13,556
Amortization of intangible assets	33,731	37,128	29,413			5,359
Land use right expense	3,203	3,203	2,538			509
Impairment loss on goodwill			76,398
Equity in losses of equity method affiliated companies	12,192	14,716	56,532			1,937
(Gains) losses on disposal of property, plant and equipment	636	(1,463)	(1,289)			101
Deferred tax benefit	(66,208)	(27,722)	(21,366)			(10,519)
Share-based compensation expense	29,341	31,099	23,677			4,662
Unrealized foreign currency exchange gains	(5,489)	(4,742)	(523)			(872)
Changes in assets and liabilities, net of effects from acquisitions
Accounts and bills receivables	(393,128)	(181,260)	87,799			(62,462)
Inventories	(40,181)	12,077	5,876			(6,384)
Other current assets	(14,672)	(950)	14,013			(2,331)
Amounts due from related parties	(815)	1,443	(324)			(130)
Accounts and bills payables	30,932	(102,611)	99,231			4,915
Accrued payroll and employee benefits	19,589	4,891	13,851			3,112
Other current liabilities	(27,261)	79,023	(54,742)			(4,331)
Amounts due to related parties	(110)	110				(18)
Net cash provided by (used in) operating activities	(176,893)	132,260	418,314			(28,106)
Investing activities:
Payment for purchase of intangible assets	(1,000)					(159)
Payments for purchase of property, plant and equipment	(160,155)	(172,390)	(120,795)			(25,446)
Payment of deposits for purchase of property, plant and equipment and intangible assets	(3,100)	(16,438)	(20,533)			(492)
Payments of deposits for purchase of land use rights	(52,390)					(8,324)
Proceeds from disposal of property, plant and equipment and land use right	18,365		4,780			2,918
Payment for acquisition of subsidiaries, net of cash acquired		(9,830)	(175,058)	(175,058)
Payment for acquisition of affiliated companies			(110,000)
(Increase) decrease in pledged bank deposits	(47,574)	10,524	(14,705)			(7,559)
Advances (made to) received from an affiliated company	17,673	(14,071)	(19,761)			2,808
Loans and advances made to related parties			(1,600)
Net cash used in investing activities	(228,181)	(202,205)	(457,672)			(36,254)
Financing activities:
Proceeds from exercise of non-vested shares and share options	39	35	32			6
Payments for repurchase and retirement of ordinary shares	(31,955)	(127,499)	(297,792)			(5,077)
Proceeds from short term bank loans and other borrowings	918,150	350,000				145,880
Principal repayment of bank loans and other borrowings	(481,306)	(170,000)	(2,963)			(76,472)
Payment for acquisition of additional non-controlling interest	(52,805)	(150,274)	(30,128)			(8,390)
Payments of dividend to the non-controlling interest	(9,175)					(1,458)
Net cash (used in) provided by financing activities	342,948	(97,738)	(330,851)			54,489
Effect of exchange rate changes on cash and cash equivalents	(1,607)	(1,222)	(117)			(255)
Net decrease in cash and cash equivalents	(63,733)	(168,905)	(370,326)			(10,126)
Cash and cash equivalents at beginning of year	273,583	442,488	812,814			43,468
Cash and cash equivalents at end of year	209,850	273,583	442,488			33,342
Cash and cash equivalents paid during the period for:
Income taxes	48,393	37,528	40,404			7,689
Interest, net of capitalized interest	42,342	19,920	12,126			6,727
Non-cash investing and financing transactions:
Payable and accruals for acquisition of property, plant and equipment, land use right and intangible assets	78,546	78,791	54,360			12,480
Payable for acquisition of Jiangsu Quanyi	28,422	29,875	30,801			4,511
Payable for acquisition of noncontrolling interest of Jilin Boda	13,388	26,153				2,127
Assets transfer out for acquisition of Jilin Boda		4,038
Acquisition
Cash consideration paid				(267,398)	9,830
Cash and cash equivalents acquired				92,340
Net cash outflow in respect of acquisition of subsidiaries		(9,830)	(175,058)	(175,058)

Principal activities, significant concentrations and risks, and basis of presentation	12 Months Ended
Dec. 31, 2011
Principal activities, significant concentrations and risks, and basis of presentation
Principal activities, significant concentrations and risks, and basis of presentation

1                                         Principal activities, significant concentrations and risks, and basis of presentation

(a)                       Principal activities

Simcere Pharmaceutical Group (the “Company”) and its subsidiaries (collectively the “Group”), are principally engaged in the research, development, manufacture and distribution of pharmaceutical and vaccine products in the People’s Republic of China (the “PRC”).

(b)                       Significant concentrations and risks

Revenue concentrations

The Group sells its products to pharmaceutical distributors and the PRC government. Sales to distributors account for substantially all of the Group’s revenues. The Group does not have long-term distribution agreements and competes for desired distributors with other pharmaceutical and vaccine manufacturers. Consequently, maintaining relationships with existing distributors and replacing distributors may be costly, difficult and time-consuming. Any disruption of the Group’s distribution network, including the failure to renew existing distribution agreements with desired distributors, could negatively affect the Group’s ability to effectively sell its products and could materially and adversely affect its business, financial condition and results of operations. As of and for the years ended December 31, 2009, 2010 and 2011, no single customer contributed 10% or more of the Group’s total revenues or gross accounts and bills receivables.

The Group derives a substantial portion of revenue from the sales of six products, namely Bicun, Zailin, Yingtaiqing, Sinofuan, Yidasheng and Endu, of which revenues were over RMB100,000 (US$15,888) individually for the year ended December 31, 2011. Aggregate sales of these products accounted for 76.8%, 77.7% and 77.9% of the Group’s revenue for the years ended December 31, 2009, 2010 and 2011, respectively. As the Group expects the sales of these products to continue to comprise a substantial portion of revenues in the future, any factors adversely affecting the sales of any of these products will have a material adverse effect on the Group’s business, financial condition and results of operations.

Price control by PRC government authorities

The retail prices of certain pharmaceuticals sold in China, primarily those included in the China’s national drug reimbursement list, the essential drug list and the national and provincial medical insurance catalogs, issued by China’s Ministry of Human Resources and Social Security and those pharmaceuticals whose production or trading are deemed to constitute monopolies, are subject to price controls in the form of fixed prices or price ceilings. Manufacturers and distributors cannot set the retail price for any given price-controlled product above the price ceilings or deviate from the fixed price imposed by the government. The prices of medicines that are not subject to price controls are determined freely, subject to notification to the provincial pricing authorities.

Certain of the Group’s products are subject to such price controls and accordingly, the price of such products could not be increased at the Group’s discretion above the relevant controlled price ceiling without prior governmental approval. In addition, the price of such products may also be adjusted downward by the relevant government authorities in the future. Such price control, especially downward price adjustment, may negatively affect the Group’s revenue and profitability. For the years ended December 31, 2009, 2010 and 2011, 76%, 73% and 82%, respectively, of the Group’s revenue were from products that were subject to government pricing controls.

Concentration of suppliers

The Group sources raw materials, as well as packaging materials, from various suppliers in the PRC.  Historically, the majority of the Group’s raw materials have been readily available. The Group generally maintains two vendors for each major raw material in order to diversify its vendor base and to ensure a reliable supply of raw materials at reasonable prices.

In addition, the Group also purchased two pharmaceutical products from third party suppliers and is the exclusive distributor of the two pharmaceutical products.

For the years ended December 31, 2009, 2010 and 2011, the Group purchased 37.6%, 36.9% and 37.0%, respectively, of its total supply of raw materials and pharmaceutical products from its five largest suppliers.

(c)                        Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Summary of significant accounting policies	12 Months Ended
Dec. 31, 2011
Summary of significant accounting policies
Summary of significant accounting policies

2                                         Summary of significant accounting policies

(a)                       Consolidation

The accompanying consolidated financial statements include the financial statements of the Company and its majority-owned subsidiaries. For consolidated subsidiaries where the Company’s ownership is less than 100%, the outside shareholders’ interests are shown as noncontrolling interest. All significant intercompany balances and transactions have been eliminated upon consolidation. The Company has no involvement with variable interest entities.

(b)                       Use of estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management of the Group to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include recoverability of the carrying amount of property, plant and equipment, goodwill, intangible assets (including acquired in-process research and development (“IPR&D”) assets in a business combination) and investments in an affiliated company; the allocation of the purchase price for the Group’s acquisitions; allowances for doubtful receivables and deferred tax assets; depreciation and amortization lives; realizablility of inventories; and amounts recognized for contingencies. These estimates are often based on complex judgments and assumptions that management believes to be reasonable but are inherently uncertain and unpredictable.  Actual results could differ from those estimates.

(c)                        Foreign currency transactions and translation

The reporting currency of the Group is the Renminbi (“RMB”).

The functional currency of the Company’s PRC subsidiaries is the RMB. RMB is not a fully convertible currency. All foreign exchange transactions involving RMB must take place either through the People’s Bank of China (“PBOC”) or other institutions authorized to buy and sell foreign exchange. The exchange rates adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC.

Transactions dominated in currencies other than the functional currency are translated into the functional currency at the exchange rate at the date of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency at the applicable exchange rate at the balance sheet date. The resulting exchange differences are recognized in the consolidated statements of income.

Assets and liabilities of subsidiaries, whose functional currency is not the RMB, are translated into RMB at the exchange rate at the balance sheet date. Income and expense items are translated at the average rates of exchange prevailing during the period. The adjustment resulting from translating the financial statements of such entities is reflected as a component of accumulated other comprehensive loss within shareholders’ equity.

For the convenience of the readers, the December 31, 2011 RMB amounts included in the accompanying consolidated financial statements have been translated into U.S. dollars at the rate of US$1.00=RMB6.2939, being the noon buying rate for U.S. dollars in the City of New York on December 30, 2011 for cable transfers in RMB per U.S. dollar as certified for customs purposes by the Federal Reserve Bank of New York.  No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollars at that rate or at any other rate on December 30, 2011 or at any other date.

(d)                       Cash and cash equivalents and pledged bank deposits

Cash and cash equivalents consist of cash on hand, cash in bank accounts, interest-bearing savings accounts, money market funds, time deposits and short-term fixed income investments with original maturities of three months or less at the date of purchase.  As of December 31, 2010 and 2011, RMB258,184 and RMB193,779 (US$30,788), respectively, in cash and cash equivalents was held in major financial institutions located in the PRC.  Management believes that these financial institutions have high credit rating.

Cash that is restricted as to withdrawal for use or pledged as security is disclosed separately on the face of the balance sheet, and is not included in the cash and cash equivalents total in the consolidated statements of cash flows. The pledged bank deposits was also held in major financial institutions located in the PRC and include cash granted from the National Finance Bureau which is restricted for use for R&D projects conducted by the Group. Any withdrawal of funds from the account requires an approval from the National Finance Bureau. The pledged bank deposits also include cash maintained at a bank as security for short-term bills payable issued by the subsidiaries of the Company to third party suppliers, which are restricted as to withdrawal or use by the subsidiaries as long as the related short-term bills payable are outstanding. Upon maturity of the bills payable which generally ranges from three to six months, the cash is available for use by the Group.

(e)                        Accounts receivable and bills receivable

Accounts receivable are recognized at the invoiced amount and do not bear interest. The Group maintains an allowance for doubtful accounts for estimated losses resulting from inability of its customers to make required payments. The allowance for doubtful accounts is based on a review of specifically identified accounts, aging data and historical write-off experience. Judgments are made with respect to the collectibility of accounts receivable based on historical experience, customer specific facts and current economic conditions. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

To reduce the Group’s credit risk, the Group has required certain customers to pay for the sale of the Group’s products by bills receivable. A bill receivable primarily represents a short-term note receivable issued by a financial institution that entitles the Group to receive the full face amount from the financial institution at maturity, which generally ranges from 3 to 6 months from the date of issuance. Historically, the Group has not experienced any collection losses on bills receivable and therefore no allowance for doubtful accounts has been provided. Apart from those disclosed in note 14(d), the Group does not have any off-balance-sheet credit exposure related to bills receivable.

(f)                         Inventories

Inventories are stated at the lower of cost or market value. Cost is determined using the weighted average cost method. Costs of work-in-progress and finished goods comprise direct materials, direct labor and related manufacturing overhead based on normal operating capacity.

(g)                        Investment in and advances to an affiliated company

An investment in an entity where the Group does not have a controlling financial interest, but has the ability to exercise significant influence over the operating and financial policies of the investee, is accounted for using the equity method of accounting. Under the equity method of accounting, the Group’s share of the investee’s results of operations is included in the consolidated statements of income.

The Group recognizes a loss when there is a loss in value of an equity method investment which is other than a temporary decline. The process of assessing and determining whether an impairment on a particular equity investment is other than temporary requires a significant amount of judgment. To determine whether an impairment is other-than-temporary, management considers whether the Group has the ability and intent to hold the investment until recovery and whether evidence indicating the carrying value of the investment is recoverable outweighs evidence to the contrary.  Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the decline in value, any change in value subsequent to year end, and forecasted performance of the investee. There was no impairment charges related to the investment in the affiliated company for any of the years presented.

(h)                       Long-lived assets

Property, plant and equipment

Property, plant, and equipment are stated at cost. Depreciation is provided over the estimated useful lives of the assets, using the straight-line method. When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds realized thereon. Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized. The estimated useful lives of property, plant and equipment are as follows:

Building and leasehold improvements	20 - 50 years
Machinery and equipment	3 - 10 years
Motor vehicles	3 - 8 years
Furniture, fixtures and office equipment	3 - 5 years

No depreciation expense is provided in respect of construction-in-progress.

Depreciation of property, plant and equipment attributable to manufacturing activities is capitalized as part of the cost of inventory, and expensed to cost of materials and production when the inventory is sold.

Goodwill and other intangible assets

Goodwill represents the excess of the Company’s acquisition cost over the fair value of the net assets acquired. Goodwill is not amortized but instead is reviewed for impairment at least annually.

Intangible assets with finite lives are amortized on a straight-line basis over the estimated useful lives of the respective assets. The Group’s intangible assets and their respective estimated useful lives are as follows:

Customer relationships	4 - 11 years
Developed technology	7 - 16 years
Product trademarks	6 - 10 years
Manufacturing and supply licenses	1 - 5 years

IPR&D represents the fair value assigned to incomplete research projects that the Group acquires through business combinations, which at the time of acquisition, have not reached technological feasibility. For business combinations for which the acquisition date is before January 1, 2009, the fair value of IPR&D projects was expensed upon acquisition. For acquisition date that is on or after January 1, 2009, the fair value of IPR&D projects is recognized as intangible asset on the consolidated balance sheet rather than expensed. The amounts capitalized are accounted for as indefinite-lived intangible assets, subject to impairment testing until completion or abandonment of the projects. Upon successful completion of each project, the Group will make a determination as to the useful life of the intangible asset and begin amortization.

The Group tests indefinite-lived intangibles, including IPR&D, for impairment at least annually and whenever impairment indicators are present. The impairment test consists of a comparison of the fair value of the IPR&D with its carrying amount. If the carrying amount of an IPR&D exceeds its fair value, an impairment loss is recognized in an amount equal to that excess.

Impairment of long-lived assets

Long-lived assets including property, plant and equipment, and intangible assets with definitive lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell, and are no longer depreciated. No impairment loss of property, plant and equipment and intangible assets was recognized in 2009, 2010 and 2011.

Goodwill is reviewed for impairment at least annually, and more frequently if events and circumstances indicate that the asset might be impaired. This determination is made at the reporting unit level and consists of two steps. The first step of the impairment test involves comparing the fair value of the reporting unit with its carrying amount, including goodwill. Second, if the carrying amount of a reporting unit exceeds its fair value, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation. The residual fair value after this allocation is the implied fair value of the reporting unit goodwill.

In 2009, following the acquisition of Jiangsu Quanyi Biological Technology Stock Co., Ltd. (“Jiangsu Quanyi”, previously known as “Jiangsu Yanshen Biological Technology Stock Co., Ltd.”), management evaluated and determined that there are two components below the Group’s operating segment: pharmaceutical business and vaccines business. The pharmaceutical business and vaccines business have dissimilar economic characteristics and they each manufacture, distribute and sell distinct products which require different technologies and marketing strategies. As such, management determined that the Group has two reporting units, a pharmaceutical reporting unit and a vaccine reporting unit, for goodwill impairment testing for the years ended December 31, 2009, 2010 and 2011. The Group used a discounted cash flow analysis to determine the fair value of its reporting units.  For the year ended December 31, 2009, the Group recognized an impairment loss on goodwill of RMB76,398.  No impairment loss of goodwill was recognized in 2010 and 2011.

(i)                           Land use rights

A land use right in the PRC represents an exclusive right to occupy, use, develop, lease, transfer a piece of land during the contractual term of the land use right. Land use rights are usually paid in one lump sum at the date the right is granted. The payment usually covers the entire duration period of the land use right. The lump sum advance payments are capitalized as land use right assets and then charged to expenses on a straight-line basis over the respective periods of the rights of 24-75 years.

(j)                          Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax loss and tax credit carryforwards. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in consolidated statements of income in the period that includes the enactment date.

The Company’s management determines whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, it is presumed that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. In addition, a tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. A recognized income tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized. The tax positions are regularly reevaluated based on the results of the examination of income tax filings, statute of limitations expirations and changes in tax law that would either increase or decrease the technical merits of a position relative to the more-likely-than-not recognition threshold. The Group’s policy is to accrue interest and penalties related to unrecognized tax benefits as a component of income tax expense.

(k)                       Revenues

Sales of pharmaceutical and vaccine products represent the invoiced value of products sold, net of value added taxes (VAT).

The Group recognizes revenue from the sale of products when the following criteria are met: 1) persuasive evidence of an arrangement exists (sales agreements and customer purchase orders are used to determine the existence of an arrangement); 2) delivery of the product has occurred and risks and benefits of ownership have been transferred, which is when the product is received by the customer at its or a designated location in accordance with the sales terms (the customer’s written acknowledgement of the receipt of the product provides evidence of delivery); 3) the sales price is fixed or determinable; and 4) collectability is reasonably assured. The Group’s sales agreements do not provide the customer the right of return, unless the product is defective in which case the Group allows for an exchange of product or return. For the periods presented, defective product returns were immaterial.

(l)                           Government grants

Government grants are recognized when there is reasonable assurance that the Group will comply with the conditions attaching to them and the grants are receivable. Grants that compensate research and development expenses are recognized as a reduction to the related research and development expenses. Grants that compensate the Group for the cost of property, plant and equipment and land use rights are recognized as a reduction of the cost of the related asset and are recognized over the useful life of the asset by way of reduced depreciation expense or lease expense.

For the years ended December 31, 2009, 2010 and 2011, RMB500, RMB5,755 and RMB24,796 (US$3,940), respectively, have been recognized as a reduction of research and development expenses.

(m)                   Research and development

Research and development costs are expensed as incurred. These expenses include the costs of the Group’s internal research and development activities and the costs of research and development conducted by others on behalf of the Group, such as through third-party collaboration arrangements. Research and development costs in connection with third-party collaboration arrangements prior to regulatory approval are expensed when the research and development activities are performed. Once a regulatory approval is obtained, subsequent payments are recognized as intangible assets and, unless the assets are determined to have an indefinite life, amortized over the remaining agreement terms or the expected product life cycle, whichever is shorter.

The costs of acquired technology know-how (drugs in a development stage) that are purchased from others for a particular research and development project either individually, or as part of a group of assets, and that have no alternative future uses (in other research and development projects or otherwise), are expensed as research and development costs. Management has determined that for an acquired technology know-how to have an alternative future use, it should be (a) reasonably expected that the Group will use the technology in an alternative manner for an economic benefit and (b) the Group’s use of the technology is not contingent on further development subsequent to acquisition (that is, it can be used in an alternative manner at the acquisition date).

(n)                       Advertising costs

Advertising costs are expensed as incurred and included in sales, marketing and distribution expenses. Advertising costs for the years ended December 31, 2009, 2010 and 2011 amounted to RMB51,914, RMB106,708 and RMB83,824 (US$13,318), respectively.

(o)                       Shipping and handling costs

Costs incurred by the Group for shipping and handling to transport and deliver products to customers, are included in sales, marketing and distribution expenses. Shipping and handling costs for the years ended December 31, 2009, 2010 and 2011 amounted to RMB12,491, RMB16,339 and RMB14,940 (US$2,374), respectively.

(p)                       Retirement and other postretirement benefits

Contributions to defined contribution retirement plans are charged to the consolidated statements of income as and when the related employee service is provided. The Group does not have any defined benefit retirement plans.

(q)                       Share-based payment

The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award and recognizes that cost on a straight-line basis over the requisite service period.

(r)                          Commitments and contingencies

In the normal course of business, the Group is subject to loss contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters, including, among others, government investigations, shareholder lawsuits, product and environmental liability. The Group records accruals for such loss contingencies when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. Historically, the Group has experienced no material product liability claims.

(s)                         Earnings per share

Basic earnings per share is computed by dividing net income attributable to the Group by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share is computed by dividing net income attributable to the Group by the weighted average number of ordinary shares and dilutive ordinary equivalent shares outstanding during the period. Dilutive ordinary equivalent shares consist of the ordinary shares issuable upon the exercise of outstanding share options and non-vested shares by applying the treasury stock method. Dilutive ordinary equivalent shares in the diluted earnings per share computation are excluded to the extent that their effect is anti-dilutive.

(t)                          Segment reporting

For the years ended December 31, 2009, 2010 and 2011, management determined that the Group as a whole is the only operating segment as the Group’s chief operating decision maker regularly receives and reviews the financial information on a consolidated group basis for purposes of making decisions about resource allocation and assessing performance. All of the Group’s operations and customers are located in the PRC, consequently, no geographic information is presented.

(u)                       Fair value measurement

The Group utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Group determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

·                       Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

·                       Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

·                       Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides additional disclosures for transfers in and out of Levels 1 and 2 and for activity in Level 3. This ASU also clarifies certain other existing disclosure requirements including level of desegregation and disclosures around inputs and valuation techniques. The provisions of the ASU are effective for annual or interim reporting periods beginning after December 15, 2009, except for the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. In the period of initial adoption, the reporting entity shall not be required to provide the disclosures required for any previous periods presented for comparative purposes. The Group adopted the provisions of the ASU in 2010, except for the requirements to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis, which were adopted in 2011. The adoption of ASU 2010-06 did not have a material effect on the consolidated financial statements. See note 21 to the Consolidated Financial Statements.

(v)                       Effect of Recent Accounting Pronouncements

In June 2011, the FASB issued revised guidance on “Presentation of Comprehensive Income”. The revised guidance requires an entity to present reclassification adjustments on the face of the financial statements from other comprehensive income to net income and eliminates one presentation option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. The revised guidance states that an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In a single continuous statement, the entity is required to present the components of net income and total net income, the components of other comprehensive income and a total for other comprehensive income, along with the total of comprehensive income in that statement. In the two-statement approach, an entity is required to present components of net income and total net income in the statements of operations. The statement of other comprehensive income should immediately follow the statements of operations and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. In addition, in December 2011, the FASB issued revised guidance on “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards”. The revised guidance specifies that an entity should defer the changes related to the presentation of reclassification adjustments. The revised guidance is effective for interim or annual periods beginning after December 15, 2011. The adoption of this guidance is not expected to have a material impact on the Group’s consolidated financial statements.

In September 2011, the FASB issued revised guidance on “Testing of Goodwill for Impairment”. The revised guidance specifies that an entity has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. An entity can choose to perform the qualitative assessment on none, some or all of its reporting units. Moreover, an entity can bypass the qualitative assessment for any reporting unit in any period and proceed directly to step one of the impairment test, and then resume performing the qualitative assessment in any subsequent period. The revised guidance is effective to both public and nonpublic entities that have goodwill reported in their financial statements during interim and annual periods beginning after December 15, 2011. The adoption of this guidance is not expected to have a material impact on the Group’s consolidated financial statements.

Accounts and bills receivables, net	12 Months Ended
Dec. 31, 2011
Accounts and bills receivables, net
Accounts and bills receivables, net

3                                         Accounts and bills receivables, net

Accounts and bills receivables, net are summarized as follows:

	December 31,
	2010	2011	2011
	RMB	RMB	US$
Accounts receivable	315,256	469,339	74,570
Less: allowance for doubtful accounts	(7,475)	(7,289)	(1,158)
Accounts receivable, net	307,781	462,050	73,412
Bills receivable	576,957	814,822	129,463
Total accounts and bills receivables, net	884,738	1,276,872	202,875

The movements of the allowance for doubtful accounts are as follows:

	Year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Beginning allowance for doubtful accounts	6,995	6,749	7,475	1,188
Additions charged to bad debt expense	101	843	994	158
Write-off of accounts receivable	(347)	(117)	(1,180)	(188)
Ending allowance for doubtful accounts	6,749	7,475	7,289	1,158

As part of its ongoing control procedures, management monitors the creditworthiness of its customers to which it grants credit terms in the normal course of business. Credit terms are normally 30 to 90 days from the date of billing. The Group does not require collateral or other security to support credit sales.

Several subsidiaries of the Company sold bills receivable with recourse to third party financial institutions or endorsed bills receivable with recourse to third party suppliers of raw materials, pharmaceutical products or marketing and promotion services. Under this arrangement, control over the transferred bills receivable is surrendered and the subsidiaries do not retain beneficial interests in the transferred bills receivables.  All of the transferred bills receivables were accounted for as sales and derecognized upon transfer.

For the years ended December 31, 2009, 2010 and 2011, the Group received proceeds from the sale of bills receivable to third party financial institutions of RMB1,038,053, RMB991,385 and RMB301,519 (US$47,907), respectively. The Group recognized discounts of RMB7,392, RMB12,620 and RMB7,178 (US$1,140) in respect of bills receivable sold to third party financial institutions for the years ended December 31, 2009, 2010 and 2011, respectively, which have been included in interest expense.

As of December 31, 2011, bills receivable of RMB113,037 (US$17,960) were pledged to banks as collateral for short-term bank loans of RMB98,150 (US$15,594). As of December 31, 2010, bills receivable of RMB 85,967 were pledged to banks as collateral for long-term bank loans of RMB69,306.

Inventories	12 Months Ended
Dec. 31, 2011
Inventories
Inventories

4                                         Inventories

Inventories by major categories are summarized as follows:

	December 31,
	2010	2011	2011
	RMB	RMB	US$
Raw materials	19,059	29,804	4,736
Consumables and packaging materials	11,946	19,224	3,054
Work-in-progress	14,528	12,243	1,945
Finished goods	44,199	65,437	10,397
Total inventories	89,732	126,708	20,132

Inventory write-downs of RMB2,855, RMB4,846 and RMB3,205 (US$509) were recognized in cost of materials and production in the consolidated statements of income during the years ended December 31, 2009, 2010 and 2011, respectively.

Property, plant and equipment, net	12 Months Ended
Dec. 31, 2011
Property, plant and equipment, net
Property, plant and equipment, net

5                                         Property, plant and equipment, net

Property, plant and equipment, net consist of the following:

	December 31,
	2010	2011	2011
	RMB	RMB	US$

Buildings and leasehold improvements	511,071	543,317	86,324
Machinery and equipment	338,584	414,470	65,852
Motor vehicles	41,972	43,973	6,987
Furniture, fixtures and office equipment	61,315	86,207	13,697
Construction-in-progress	186,377	194,196	30,855
	1,139,319	1,282,163	203,715
Less: accumulated depreciation and amortization	(303,028)	(381,417)	(60,601)
	836,291	900,746	143,114
Deposits for purchase of property, plant and equipment	29,971	25,069	3,983
Property, plant and equipment, net	866,262	925,815	147,097

Depreciation expense of property, plant and equipment is allocated to the following expense items:

	Year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US $

Costs of materials and production	23,647	32,135	28,526	4,533
Research and development	7,017	14,972	25,222	4,007
Sales, marketing and distribution	583	296	302	48
General and administrative	24,158	29,573	31,269	4,968
Total depreciation expense	55,405	76,976	85,319	13,556

The Group capitalizes interest cost as a component of the cost of construction in progress. Interest incurred consists of the following:

	Year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Interest cost capitalized	137	4,468	2,741	436
Interest cost charged to income	12,126	19,920	42,342	6,727
Total interest cost incurred	12,263	24,388	45,083	7,163

As of December 31, 2010, buildings with carrying value of RMB 29,325 were pledged to banks as collateral for long-term bank loans of RMB 69,306.  No buildings were pledged to banks as of December 31, 2011.

Land use rights	12 Months Ended
Dec. 31, 2011
Land use rights
Land use rights

6                                         Land use rights

Land use rights consist of the following items:

	December 31,
	2010	2011	2011
	RMB	RMB	US$
Land use rights:
- non-current portion	142,910	139,707	22,197
- current portion	3,197	3,197	508
Total land use rights	146,107	142,904	22,705

As of December 31, 2010, land use rights with carrying value of RMB34,011 were pledged to banks as collateral for long-term bank loans of RMB69,306.  No land use rights were pledged to banks as of December 31, 2011.

Acquisitions, goodwill and intangible assets	12 Months Ended
Dec. 31, 2011
Acquisitions, goodwill and intangible assets
Acquisitions, goodwill and intangible assets

7                                         Acquisitions, goodwill and intangible assets

(a)                       2011 acquisitions

Acquisition of the redeemable noncontrolling interest in Jilin Boda Pharmaceutical Co., Ltd. (“Jilin Boda”)

In June 2010, the Group entered into a series of transactions to: i) acquire approximately 39.19% of the equity interest in Boda through an acquisition of 80% equity interest in Nanjing Xiangao Investments management Co., Ltd. (“Nanjing Xiangao”), an investment holding company which holds 48.99% of the equity interest in Jilin Boda; and ii) acquire the remaining 20% equity interest in Nanjing Xiangao (effectively approximately 9.80% equity interest in Jilin Boda) through a put and call arrangement.

The put and call options are exercisable after 1 year from the date of acquisition of the 39.19% equity interest in Jilin Boda. The exercise prices for the call and the put options of the 9.80% equity interest in Jilin Boda held by Nanjing Xiangao are the same and equal to RMB43,600 plus 9.80% of the net profit attributable to Jilin Boda for the period beginning January 1, 2010 to the date of the exercise. Accordingly, the noncontrolling interest was recorded outside of permanent equity as redeemable noncontrolling interest on the consolidated balance sheet and initially recorded at the fair value of RMB45,677 on July 4, 2010.  The Group recognized RMB41,505 as a reduction to additional paid-in-capital which represented the difference between the fair value and the carrying amount of the noncontrolling interest on July 4, 2010. Subsequently, the redeemable noncontrolling interest is carried at the higher of (1) the initial carrying amount, increased or decreased for the noncontrolling interest’s share of net income or loss or (2) the expected redemption value. The change of the carrying amounts of the redeemable noncontrolling interest is recognized as net income attributable to noncontrolling interest in the consolidated statements of income.

On December 31, 2011, the Group exercised the call option to acquire the remaining 20% equity interest in Nanjing Xiangao for a cash consideration of RMB40,040 (US$6,362), being RMB8,791 (US$1,397) less than the redemption value. The difference between the redemption value and the carrying amount of the redeemable noncontrolling interest was recognized as an addition to the additional paid-in-capital. As a result of the acquisition of the redeemable noncontolling interest, the Group increased its equity interest in Jilin Boda from 90.19% to 99.99%.

Redeemable
Noncontrolling
Interest
RMB
Balance as of December 31, 2009	—
Recognition of redeemable noncontrolling interest on July 4, 2010	45,677
Income attributable to the redeemable noncontrolling interest	1,776
Balance as of December 31, 2010	47,453
Income attributable to the redeemable noncontrolling interest	1,378
Acquisition of redeemable noncontrolling interest	(48,831)
Balance as of December 31, 2011	—

(b)                                 2010 acquisitions

Acquisition of a 14.29% equity interest in Nanjing Tung Chit

On April 2, 2010, the Group acquired 14.29% equity interest in Nanjing Tung Chit Pharmaceutical Co., Ltd (“Nanjing Tung Chit”) for cash consideration of RMB6,280.  As a result of the acquisition of the additional 14.29% equity interest, Nanjing Tung Chit became a wholly owned subsidiary of the Group. The additional purchase of equity interest in Nanjing Tung Chit did not constitute a change in control. The noncontrolling interest was reduced by RMB261 and the Group recognized RMB6,019 as a reduction to additional paid-in-capital which represents the difference between the fair value of the consideration and the carrying amount of the 14.29% noncontrolling interest acquired as of the purchase date.

Acquisition of an additional 39.19% equity interest in Jilin Boda

As described in Note 7(a), the Group acquired 39.19% equity interest in Jilin Boda on July 4, 2010.  The additional purchase of equity interest in Jilin Boda did not constitute a change in control. The total purchase consideration was RMB174,185 consisting of i) cash consideration of RMB 170,147 (of which RMB143,994 was paid in 2010 and RMB 26,153 is included in other current liabilities in the consolidated balance sheet as of December 31, 2010) and ii) the difference between the fair value of buildings, machinery and equipment of RMB30,430 transferred to the selling shareholder and RMB 26,392 consideration receivable from the selling shareholder (included in other current assets in the consolidated balance sheet as of December 31, 2010) for the transfer of such assets and equity interest. The noncontrolling interest was reduced by RMB48,075 upon the completion of this acquisition. The Group recognized RMB126,110 as a reduction to additional paid in capital which represents the difference between the fair value of the consideration and the carrying amount of the 39.19% noncontrolling interest acquired as of the purchase date.

(c)                                  2009 acquisitions

Acquisition of a 10% equity interest in Shandong Simcere

On January 6, 2009, the Group acquired 10% equity interest in Shandong Simcere Medgenn Bio-Pharmaceutical Co., Ltd. (“Shandong Simcere”) for cash consideration of RMB30,128. As a result of the acquisition of the additional 10% equity interest, Shandong Simcere became a wholly owned subsidiary of the Group. The additional purchase of equity interest in Shandong Simcere did not constitute a change in control. The noncontrolling interest was reduced by RMB7,622 and the Group recognized RMB22,506 as a reduction to additional paid-in-capital which represents the difference between the fair value of the consideration and the carrying amount of the 10% noncontrolling interest acquired as of the purchase date.

Acquisition of a 52.5% equity interest in Jiangsu Quanyi

The Group acquired 37.5% equity interest in Jiangsu Quanyi, a China-based developer and manufacturer of human vaccines, for cash consideration of RMB195,540. The 37.5% equity interest acquisition was completed on May 22, 2009 and the Group commenced accounting for its equity interest of 37.5% under the equity method on that date. The purchase consideration was paid in full in July 2009.

In October and November, 2009, the Group entered into share purchase agreements to acquire 100% equity interest in China Vax for aggregate cash consideration of US$15,039 (RMB102,654 translated at the exchange rate on December 31, 2009) . China Vax is a Cayman Islands investment holding company which then held 15% equity interest in Jiangsu Quanyi. As of December 31, 2010 and 2011, 70% of the cash consideration relating to the acquisition of China Vax, or US$10,528 (RMB71,858 translated at the exchange rate on December 31, 2009), was paid and the remaining 30% of the cash consideration of US$4,511 (RMB28,422 translated at the exchange rate on December 31, 2011) was not paid, which is included in “other current liabilities” in the consolidated balance sheet. In October 2010, the former shareholders of China Vax filed a claim against the Group for US$4,511 (the amount of consideration not paid) plus interest at an annual rate of 5.0% from February 4, 2010. Management believes that it is not probable to pay the interest US$432 (RMB2,719) on the unpaid cash consideration claimed by the former shareholders of China Vax due to the misrepresentation by the former shareholders of China Vax during the acquisition of Jiangsu Quanyi. In March 2012, the Group reached a settlement agreement with the selling shareholders and former directors of China Vax and agreed to pay US$2,030 (RMB12,777) of the remaining consideration payable of US$4,511 (RMB28,422) to the selling shareholders of China Vax. The reduction of the consideration payable of US$2,481 (RMB15,645) was recognized as an other operating income in the first quarter of 2012.

As a result, the Group obtained 100% controlling interest in ChinaVax and therefore, combined with its previous 37.5% equity interest held in Jiangsu Quanyi, the Group holds 52.5% controlling interest in Jiangsu Quanyi.

The Group ceased using the equity method and began consolidating Jiangsu Quanyi on December 9, 2009, the date the Group obtained a 52.5% controlling interest in Jiangsu Quanyi through the acquisition of China Vax. The acquisition of Jiangsu Quanyi was accounted for by the Group as a business combination. Accordingly, the Group remeasured its previously held equity interest of 37.5% in Jiangsu Quanyi which was determined to be RMB143,956 and recognized a resulting loss of RMB55,587 in equity in losses of equity method affiliated companies for the year ended December 31, 2009. The remeasurement of the previously held equity interest of 37.5% resulted in a loss because the fair value of the equity interest in Jiangsu Quanyi on the date of remeasurement was less than its carrying value. The decline in the fair value was due to reduced estimated future cash flows as a result of the SFDA investigation on Jiangsu Quanyi’s sales of human use rabies vaccines and its subsequent resolution (see note 7(e)).

The acquisition of the 52.5% equity interest in Jiangsu Quanyi resulted in the recognition of goodwill of RMB208,123 which has been allocated to the vaccines reporting unit and intangible assets of RMB139,500. Goodwill and the amortization of intangible assets arising from the acquisition are not deductible for tax purposes. The following table summarizes the purchase price allocation of the assets acquired and liabilities assumed at the date of acquisition. Contingent liabilities were recognized to the extent the amounts were probable and reasonably estimable.

Amount
RMB
Cash and cash equivalents	92,340
Other current assets	97,863
Deferred tax assets	25,463
Property, plant and equipment	203,287
Developed technology	41,200
Manufacturing licenses	5,200
In-process research and development	93,100
Land use right	34,800
Goodwill	208,123
Total assets acquired	801,376
Current liabilities	(264,135)
Deferred tax liabilities	(39,482)
Other long term liabilities, primarily long term loans	(68,804)
Net assets acquired	428,955

In connection with the acquisition of Jiangsu Quanyi, the Group recognized in-process research and development projects at their fair value of RMB93,100, which at the time of the acquisition, had not reached technological feasibility. The IPR&D of RMB93,100 is comprised of RMB66,300 of the Hepatitis A vaccine IPR&D project and RMB26,800 of the rabies vaccines IPR&D project.

The estimated useful lives of the identifiable intangible assets acquired in the acquisition are 7.1 years for developed technology and 0.5 years for manufacturing licenses. At the date of acquisition, the intangible assets acquired have a weighted-average useful life of 6.4 years and the developed technology acquired have a weighted-average useful life of 7.1 years.

The acquisition broadens the Group’s product portfolio. The goodwill recognized as part of the acquisition of Jiangsu Quanyi consists primarily of the opportunity to enter into the vaccines market in the PRC and the expected synergies and other benefits that will result from combining the sales and distribution network.

Acquisition of an approximately 35% equity interest in Shanghai Celgen

On August 21, 2009, the Group acquired approximately 35% equity interest in Shanghai Celgen Bio-Pharmaceutical Co., Ltd. (“Shanghai Celgen”) for cash consideration of RMB110,000 through the 100% acquisition of Pearl Ocean. Pearl Ocean holds approximately 47% of the equity interest in Kanda Biotech Holdings Ltd. (“Kanda Biotech”), which in turn holds 75% of the equity interest in Shanghai Celgen. Pearl Ocean and Kanda Biotech are holding companies with no substantive operations. The Group accounts for its investment in Shanghai Celgen using the equity method of accounting.

Under the terms of the share purchase agreement, the Group has the option (the “put option”) to sell 100% equity interest in Pearl Ocean to the original selling shareholders for the same consideration paid by the Group plus accrued interest if i) Shanghai Celgen’s major biogenetic drug candidate is not approved by the SFDA within 24 months from the date of agreement; or ii) anytime within 24 months from the date of agreement when Shanghai Celgen determines that it would be unable to obtain the SFDA approval for the biogenetic drug candidate.

The purchase consideration was allocated between the equity investment and the put option based on a relative fair value model at inception. Management determined the fair value of the put option based on Black-Scholes model and allocated RMB2,950 of the purchase consideration to the put option at inception. The put option is amortized over its estimated economic useful life of 2 years. Shanghai Celgen obtained the SFDA approval in 2011 and the carrying amount of the put option was RMB nil as of December 31, 2011.

The excess of cost over the Group’s share of net assets of the equity method investees was RMB35,595 as of December 31, 2009.

(d)                                 Intangible assets

The Group’s intangible assets related to the Group’s acquisitions consisted of the following:

	December 31, 2010
	Amortization period	Gross carrying amount	Accumulated amortization	Net carrying amount
	Years	RMB	RMB	RMB
Customer relationships	4-11	37,418	(23,748)	13,670
Developed technologies	7-16	323,640	(83,566)	240,074
Product trademarks	6-10	4,303	(3,017)	1,286
Manufacturing and supply licenses	1-5	9,544	(9,471)	73
In-progress research and development		93,100	—	93,100
Total intangible assets		468,005	(119,802)	348,203

	December 31, 2011
	Amortization period	Gross carrying amount	Accumulated amortization	Net carrying amount
	Years	RMB	RMB	RMB
Customer relationships	4-11	37,418	(29,148)	8,270
Developed technologies	7-16	347,640	(111,354)	236,286
Product trademarks	6-10	4,303	(3,487)	816
Manufacturing and supply licenses	1-5	9,544	(9,544)	—
In-process research and development		93,100	—	93,100
Total intangible assets		492,005	(153,533)	338,472
Total — US$		78,171	(24,394)	53,777

The developed technologies acquired during year 2011 consist of the acquired technology know-how of Iremod and Rosuvastatin from third party amounting to RMB9,000 (US$1,430) and RMB15,000 (US$2,383), respectively.

Amortization expense of customer relationships is recognized in sales, marketing and distribution and amortization expense for developed technology, product trademarks and manufacturing and supply licenses is recognized in cost of materials and production. The amortization expense for the years ended December 31, 2009, 2010 and 2011 is as follows:

	Year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Costs of materials and production	23,990	31,703	28,330	4,501
Sales, marketing and distribution	5,423	5,425	5,401	858
Total amortization expense	29,413	37,128	33,731	5,359

The estimated amortization expense of the Group’s intangible assets with definite lives for the year ended December 31 is as follows:

RMB
2012	33,260
2013	30,208
2014	29,017
2015	28,729
2016	28,363

(e)                        Goodwill

There is no change in the carrying amount of goodwill for the years ended December 31, 2010 and 2011.

	Year ended December 31,
	2010	2011	2011
	RMB	RMB	US$
Gross amount	386,334	386,334	61,382
Accumulated impairment losses	(76,398)	(76,398)	(12,138)
Goodwill	309,936	309,936	49,244

The Group performed its annual goodwill impairment test as of December 31, 2011.

In 2009, during the course of the Group’s acquisition of the additional 15% equity interest in Jiangsu Quanyi from China Vax, the SFDA issued a public notice announcing the initiation of a comprehensive investigation into the quality controls on the production of human use rabies vaccines and ordered Jiangsu Quanyi to halt marketing and production of all products, including human use rabies vaccines. Four batches of human use rabies vaccines manufactured by Jiangsu Quanyi between July and October 2008 were found to have quality problems based on preliminary investigation by the SFDA. In May 2010, upon the completion of the SFDA investigation, Jiangsu Quanyi was fined RMB25,638 for sale of substandard human use rabies vaccines; Jiangsu Quanyi was required to bear the cost of patient re-vaccinations of up to RMB23,034;  Jiangsu Quanyi had its Good Manufacturing Practice (“GMP”) certificate for the production of human use rabies vaccines revoked and, certain of Jiangsu Quanyi’s employees were prohibited to engage in the production and marketing of pharmaceutical products for a period of ten years. Such employees are also subject to a criminal investigation.

As of December 31, 2009, the Group had recognized an accrual of RMB50,300 for the matter described above, representing the penalty of RMB25,638 by Changzhou Food and Drug Administration, RMB23,034 for the cost for re-vaccinations and a penalty of RMB1,628 levied by the People’s Court of Tianning district, Changzhou. Management determined that the contingency that existed at December 31, 2009, being the SFDA investigation which was based on events and facts and circumstances that existed at the acquisition date, and the resolution of the contingency subsequent to December 31, 2009 provided an indication that the fair value of the reporting unit was below its carrying amount as of December 31, 2009.

Therefore, management performed impairment testing for the goodwill of the vaccines reporting unit as of December 31, 2009.  Based on such impairment testing, the carrying amount of the vaccine reporting unit as of December 31, 2009 was greater than the fair value of the vaccine reporting unit as determined using the present value of expected future cash flows, and the carrying amount of the vaccine reporting unit goodwill as of December 31, 2009 exceeded the implied fair value of that goodwill. As a result, the Group recognized a goodwill impairment charge of RMB76,398 as of December 31, 2009 to reduce the vaccine reporting unit goodwill to its implied fair value.

On January 24, 2011, the criminal investigation of Jiangsu Quanyi in respect of sale of substandard human use rabies vaccines was completed. According to the final judgment by the Intermediate People’s Court of Changzhou City, Jiangsu Province, in addition to the RMB50,300 described above, a penalty of RMB3,000 was imposed on the Group. During the year ended December 31, 2010, RMB10,266 of penalty was paid. During the year ended December 31, 2011, RMB10,000 (US$1,589) of penalty and RMB13,500 (US$2,145) of re-vaccinations cost were paid, respectively. As of December 31, 2011, RMB10,000 (US$1,589) of penalty and RMB9,534 (US$1,515) of re-vaccinations cost remained unpaid, which were included in other current liabilities in the consolidated balance sheet.

In addition, the Group reached a settlement agreement with certain former shareholders of Jiangsu Quanyi in the second quarter of 2011, in respect of the acquisition of a 37.5% equity interest in Jiangsu Quanyi. Pursuant to the settlement agreement, the Group received a total of RMB50,000 (US$7,944) in 2011, which was recognized as other operating income.

During the year ended December 31, 2011, the Group underwent a restructuring of the vaccine reporting unit.  Jiangsu Quanyi established a subsidiary, Jiangsu Simcere Vaxtec Bio-Pharmaceutical Co., Ltd. (“Jiangsu Vaxtec”), to take over the vaccine business from Jiangsu Quanyi. Jiangsu Vaxtec is currently applying for GMP certificate of Influence vaccine and expects to recommence the production and sales of Influenza vaccine in 2012.

Short-term borrowings	12 Months Ended
Dec. 31, 2011
Short-term borrowings
Short-term borrowings

8                                         Short-term borrowings

Short-term borrowings and current portion of long-term borrowings consist of the following:

	December 31,
	2010	2011	2011
	RMB	RMB	US$
Unsecured government loan	3,000	8,000	1,271
Unsecured bank loans	300,000	710,000	112,808
Secured bank loans (note 3)	—	98,150	15,594
Current portion of long-term government loan	7,000	—	—
Current portion of long-term bank loan	50,000	—	—
Total	360,000	816,150	129,673

Short-term unsecured bank loans bear fixed interest rates ranging from 4.86% to 5.56% per annum in 2010 and from 6.10% to 7.93% per annum in 2011, respectively. The weighted average effective interest rates on short-term borrowings outstanding as of December 31, 2010 and 2011 were 5.29% and 6.93% per annum, respectively.

As of December 31, 2010 and 2011, the Group had unutilized banking facilities of RMB530,000 and RMB266,000 (US$42,263), respectively.

Long-term borrowings	12 Months Ended
Dec. 31, 2011
Long-term borrowings
Long-term borrowings

9                                         Long-term borrowings

Long-term borrowings consist of the following:

	December 31,
	2010	2011	2011
	RMB	RMB	US$
Secured bank loans, interest at floating rate equal to RMB benchmark lending rate of financial institutions multiplied by 105%	69,306	—	—
Secured government loan, interest at fixed rate of 5.40%	7,000	—	—
Total long-term borrowings	76,306	—	—
Less: current portion (note 8)	(57,000)	—	—
Long-term borrowings, excluding current portion	19,306	—	—

The weighted-average effective interest rate on long-term loans outstanding as of December 31, 2010 was 5.99% per annum. None of the short-term and long-term loans contain any financial covenants or subjective acceleration clauses.

As of December 31, 2010, building with carrying value of RMB29,325, land use rights with carrying value of RMB34,011 and bills receivable of RMB85,967 were pledged to banks as collateral for the secured bank loans of RMB69,306.

Income tax	12 Months Ended
Dec. 31, 2011
Income tax
Income tax

10                                  Income tax

Cayman Islands and British Virgin Islands

Under the current laws of the Cayman Islands and British Virgins Islands, the Company and its subsidiaries incorporated in these jurisdictions are not subject to any income tax on their income or capital gains. In addition, upon payments of dividends by these companies, no Cayman Islands or British Virgins Islands withholding tax is imposed.

United States

Simcere of America Inc. (“Simcere America”) is incorporated in the United States in 2011 and is subject to United States federal and state income taxes. The applicable income tax rate is approximately 41%. Simcere America sustained tax loss for United States income tax purposes during 2011.

People’s Republic of China

The Company’s subsidiaries incorporated in the PRC file separate income tax returns.

Effective from January 1, 2008, under the Corporate Income Tax Law of the PRC (“CIT law”) which was passed by the National People’s Congress on March 16, 2007, the PRC’s statutory income tax rate is 25%.

The CIT law and its relevant regulations provide a five-year transition period for those enterprises which were established before March 16, 2007 and which were entitled to a preferential income tax rate of 15% under the then effective tax laws and regulations, and also grandfather certain tax holidays until they expire. The transitional tax rates are 20%, 22%, 24% and 25% for 2009, 2010, 2011 and 2012 onwards, respectively.

Further, under the CIT law and its relevant regulations, entities that qualify as “Advanced and New Technology Enterprises” (“ANTEs”) are entitled to a preferential income tax rate of 15%.

The Company’s PRC subsidiaries are subject to income tax at 25%, except for the following:

·                                          Simcere Pharmaceutical Co., Ltd. (“Hainan Simcere”) is subject to income tax at 10%, 11%, 15%, 15%, 15% and 25% for 2009, 2010, 2011, 2012, 2013 and 2014 onwards, respectively.

·                                          Shandong Simcere is subject to income tax at 10%, 11%, 12%, 15%, 15% and 25% for 2009, 2010, 2011, 2012, 2013 and 2014 onwards, respectively.

·                                          Nanjing Simcere Dongyuan Pharmaceutical Co., Ltd. (“Nanjing Simcere”) is subject to income tax at 12.5% from 2009 to 2010, 15% for 2011 and 25% from 2012 onwards.

·                                          Shanghai Simcere Pharmaceutical Co., Ltd. (“Shanghai Simcere”) is subject to income tax at 20%, 22%, 24% and 25% for 2009, 2010, 2011 and 2012 onwards, respectively.

·                                          Jilin Boda and Wuhu Simcere Zhong Ren Pharmaceutical Co., Ltd. (“Simcere Zhong Ren”) are subject to income tax rate at 15% from 2009 to 2013 and 25% from 2014 onwards.

·                                         Jiangsu Quanyi is subject to income tax at 15% for 2009 and 2010 and 25% from 2011 onwards.

The CIT law and its relevant regulations impose a withholding tax at 10%, unless reduced by a tax treaty or agreement, for dividends distributed by a PRC-resident enterprise to its non-PRC-resident corporate investor for earnings generated beginning on January 1, 2008. Undistributed earnings generated prior to January 1, 2008 are exempt from such withholding tax. As of December 31, 2011, the Group has not recognized a deferred tax liability of RMB89,714 (US$14,254) for undistributed earnings of RMB897,144 (US$142,542) generated by the PRC subsidiaries from 2008 to 2011 since the Group plans to indefinitely reinvest these earnings in the PRC.

The components of earnings (losses) before income taxes and noncontrolling interests are as follows:

	Year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$

Cayman Islands	(49,348)	(34,040)	(33,323)	(5,295)
British Virgin Islands	(6,865)	(18,287)	(13,516)	(2,147)
United States	—	—	(4,947)	(786)
PRC	101,979	247,620	168,244	26,731
Total	45,766	195,293	116,458	18,503

(a)                       Income taxes

Income tax expense (benefit) represents the following PRC current income tax expense and deferred tax benefit:

	Year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$

Current income expense	38,263	38,362	30,837	4,899
Deferred tax benefit	(21,366)	(27,722)	(66,208)	(10,519)
Total income tax expense (benefit)	16,897	10,640	(35,371)	(5,620)

(b)                       Unrecognized tax benefits

The following table summarizes the movement of unrecognized tax benefits:

	2009	2010	2011
	RMB	RMB	RMB
Balance at January 1	19,928	19,928	19,928
Increase related to current year tax positions	—	—	—
Balance at December 31	19,928	19,928	19,928
Balance at December 31 — US$			3,166

Unrecognized tax benefits of RMB19,928 as of each year end, if recognized, would affect the Group’s effective income tax rate. For the years ended December 31, 2009, 2010 and 2011, the Group accrued interest of RMB1,032, RMB1,032 and RMB1,032 (US$164), respectively, related to unrecognized tax benefits. As of December 31, 2009, 2010 and 2011, total recognized cumulative interest related to unrecognized tax benefits were RMB1,633, RMB2,665 and RMB3,697 (US$587), respectively. The Group did not recognize any penalty related to unrecognized tax benefits. The unrecognized tax benefits and related cumulative interest were included in other liabilities in the consolidated balance sheets. Management does not expect that the total amount of unrecognized tax benefits as of December 31, 2011 will significantly change over the next twelve months.

According to the PRC Tax Administration and Collection Law, the statute of limitation is three years if the underpayment of taxes is due to computational errors made by the taxpayer or the withholding agent. The statute of limitation is extended to five years under special circumstances where the underpayment of taxes is more than RMB100 (US$16). In the case of transfer pricing issues, the statute of limitation is ten years. There is no statute of limitation in the case of tax evasion. The income tax returns of the Company’s PRC subsidiaries for the tax years beginning from 2001 are open to examination by the PRC state and local tax authorities.

(c)                        Reconciliation of expected income tax to actual income tax expense

The actual income tax expense (benefit) reported in the consolidated statements of income differs from the amounts computed by applying the PRC statutory income tax rate at 25% to earnings before income taxes as a result of the following:

		Year ended December 31,
	Note	2009	2010	2011	2011
		RMB	RMB	RMB	US$

Computed “expected” income tax expense		11,441	48,823	29,114	4,626
Non-deductible expense
Entertainment expense		1,587	2,373	3,746	595
Share based compensation cost		5,919	7,775	7,335	1,165
Remeasurement loss of previously held equity interest in Jiangsu Quanyi		13,878	—	—	—
Impairment on goodwill		13,643	—	—	—
Deemed income for free samples		5,046	7,437	4,713	749
Non-taxable income		(4,741)	(2,101)	(12,500)	(1,986)
Tax rate differential		(20,653)	(24,200)	(19,982)	(3,175)
Tax rate differential for a non-PRC entity		—	—	(742)	(118)
Effect of tax holiday	(a)	(23,500)	(29,942)	(7,011)	(1,114)
Non-PRC entities not subject to income tax		7,153	5,307	4,375	695
Change in valuation allowance		9,148	(6,855)	(42,078)	(6,685)
Interest for unrecognized tax benefits		1,032	1,032	1,032	164
Change in enacted tax rates or tax status		(4,432)	—	(2,686)	(427)
Others		1,376	991	(687)	(109)
Actual income tax expense (benefit)		16,897	10,640	(35,371)	(5,620)

Notes:

(a)                                 The effect of tax holiday increased the Group’s net income by RMB23,500 and RMB29,942 and RMB7,011(US$1,114) for the years ended December 31, 2009, 2010 and 2011, respectively. Consequently, the effect of the tax holiday increased the Group’s basic and diluted earnings per share for such periods as follows:

	Year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Increase in earnings per share:
Basic	0.20	0.28	0.06	0.01
Diluted	0.20	0.27	0.06	0.01

(d)                       Deferred taxes

The tax effects of the Group’s temporary differences that give rise to significant portions of the deferred tax asset and liabilities are as follows:

	December 31,
	2010	2011	2011
	RMB	RMB	US$
Deferred tax assets:
Property, plant and equipment	7,294	9,086	1,444
Intangible assets	3,170	4,761	757
Accounts receivable	10,385	10,399	1,652
Inventories	1,660	3,014	479
Tax loss carryforwards	36,791	48,571	7,717
Accruals	55,791	53,462	8,494
Government grant	2,860	4,724	750
Total gross deferred tax assets	117,951	134,017	21,293
Valuation allowance	(44,418)	(2,340)	(372)
Net deferred tax assets	73,533	131,677	20,921
Deferred tax liabilities
Intangible assets and land use right	(87,544)	(77,552)	(12,322)
Property, plant and equipment	(5,716)	(5,152)	(818)
Government grant	—	(2,492)	(396)
	(93,260)	(85,196)	(13,536)

Net deferred tax assets/(liabilities)	(19,727)	46,481	7,385

Classification on consolidated balance sheets
Current (included in other current assets):	38,424	79,620	12,650
Non-current (included in other non-current assets):	10,660	13,109	2,083
Deferred tax liabilities:
Non-current portion	(68,811)	(46,248)	(7,348)

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible and tax loss carryforwards are utilized. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryforward periods), projected future taxable income, and tax planning strategies in making this assessment.

As of December 31, 2011, the Group recognized net deferred tax assets of RMB46,481 (US$7,385), among of which, certain subsidiaries in cumulative loss position recognized RMB30,677 (US$4,874) of net deferred tax assets, mainly arising from the gross deferred tax assets of RMB46,231 (US$7,345) relating to RMB184,924 (US$29,381) in tax loss carryforwards. The tax loss carryforwards expire in varying amounts in 2015 and 2016, respectively. Realization is dependent on generating sufficient taxable income prior to expiration of the tax loss carryforwards. Although realization is not assured, management believes it is more likely than not that all of the net deferred tax asset will be realized. However, the amount of the deferred tax assets considered realizable could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

The decrease in the valuation allowance during the years ended December 31, 2010 and 2011 were RMB6,855 and RMB42,078 (US$6,685), respectively. As of December 31, 2011, valuation allowances were provided against the deferred tax assets of Sichuan Zigong Yirong Industrial Co., Ltd. (“Sichuan Simcere”) and Simcere America, which were at cumulative loss positions. The decrease in valuation allowance in 2011 was mainly due to the reversal of valuation allowance provided against the deferred tax assets of Jiangsu Simcere Pharmaceutical Co., Ltd. (“Jiangsu Simcere”) by RMB44,051 (US$6,999). Jiangsu Simcere generated taxable income in 2011 and expects to generate further taxable income for it to utilize or recover its deferred tax assets.

Tax loss carryforwards of the Group’s PRC subsidiaries amounted to RMB186,366 (US$29,611) as of December 31, 2011, of which RMB431, RMB238, RMB70,641 and RMB115,056 will expire if unused by December 31, 2012, 2014, 2015 and 2016, respectively. Tax loss carry forwards of the Group’s United States subsidiary amounted to US$786 (RMB4,947) as of December 31, 2011, which will expire if unused by December 31, 2031.

The Company revised its deferred tax asset relating to accruals and the related valuation allowance as of December 31, 2010, to correct an immaterial error, increasing both the deferred tax asset and the valuation allowance by RMB17,644. This revision had no impact on any line items within the consolidated balance sheets as of December 31, 2010 and 2009, nor the related consolidated statements of income and comprehensive income, consolidated statements of changes in equity, or cash flows for the years ended December 31, 2010 and 2009.

Other current liabilities	12 Months Ended
Dec. 31, 2011
Other current liabilities
Other current liabilities

11                                  Other current liabilities

Other current liabilities consist of the following:

	December 31,
	2010	2011	2011
	RMB	RMB	US$
Accrued marketing, traveling and conference expenses	136,709	120,545	19,153
Accrued construction costs and payable for acquisition of property, plant and equipment	78,791	69,046	10,970
VAT payable	56,117	48,304	7,675
Provision for rabies vaccine re-inoculation cost and penalty (note 7(e))	43,034	19,534	3,104
Government grants (note (a))	58,420	76,660	12,180
Payable for acquisitions (note (b))	56,028	41,810	6,643
Security deposits from employees and agents (note (c))	23,491	22,835	3,628
Customer receipts in advance	4,565	4,909	780
Accrued research and development expenses	4,348	5,640	896
Accrued legal and professional fees	2,089	3,093	491
Other accrued liabilities (note (d))	40,354	58,476	9,291
Income taxes payable	28,747	11,039	1,754
Dividends payable (note (e))	7,846	—	—
Amount due to related party	110	8,788	1,396
Total other current liabilities	540,649	490,679	77,961

Notes:

(a)            The amounts represent the deferred portion of conditional and refundable government grants received but not recognized since the conditions are subject to future events.

(b)            As of December 31, 2010 and 2011, the outstanding balance includes unpaid consideration payable of US$4,511 (RMB29,875) and US$4,511 (RMB28,422) for the acquisition of the additional 15% equity interest in Jiangsu Quanyi.  The outstanding balance as of December 31, 2010, also includes unpaid consideration payable of RMB26,153 for the acquisition of the additional 39.19% equity interest in Jilin Boda, of which RMB21,753 (US$3,456) was paid in 2011 and RMB4,400 (US$699) remains unpaid as of December 31, 2011.  The outstanding balance as of December 31, 2011 also includes unpaid consideration payable of RMB8,988 (US$1,428) for the acquisition of the redeemable noncontrolling interest in Jilin Boda. These acquisition payables are expected to be settled within the next twelve months.

(c)             The amounts represent refundable cash security deposits received from certain employees and from third party marketing agents.

(d)            Other accrued liabilities relate to accruals for purchase of technology know-how, other taxes, utilities expenses and other miscellaneous expenses.

(e)             The amount represents the dividend declared by Jilin Boda in 2010 attributable to the noncontrolling interest of Jilin Boda, which was fully paid in 2011.

Statutory reserves	12 Months Ended
Dec. 31, 2011
Statutory reserves
Statutory reserves

12                                  Statutory reserves

Under PRC rules and regulations, the Company’s PRC operating subsidiaries are required to provide for certain statutory reserves as follows:

Statutory surplus reserve

According to the respective Articles of Association, the Company’s PRC operating subsidiaries are required to transfer 10% of their net profit, as determined in accordance with PRC GAAP, to a statutory surplus reserve until the reserve balance reaches 50% of the registered capital of the respective companies. The transfer to this reserve must be made before distribution of dividends to shareholders can be made.

The statutory surplus reserve can be used to make good previous years’ losses, if any, and may be converted into share capital by the issue of new shares to shareholders in proportion to their existing shareholdings or by increasing the par value of the shares currently held by the shareholders, provided that the balance after such issue is not less than 25% of the registered capital.

For the years ended December 31, 2009, 2010 and 2011, the Company’s subsidiaries made appropriation to these statutory reserve funds of RMB31,809 and RMB31,048 and RMB16,834 (US$2,675), respectively. The accumulated balance of the statutory reserve funds maintained at the Company’s PRC operating subsidiaries as of December 31, 2010 and 2011 were RMB196,788 and RMB213,622 (US$33,941), respectively.

Pension and other postretirement benefits	12 Months Ended
Dec. 31, 2011
Pension and other postretirement benefits
Pension and other postretirement benefits

13                                  Pension and other postretirement benefits

Pursuant to the relevant PRC regulations, the Group is required to make contributions for each employee at a rate of 20% on a standard salary base as determined by the local Social Security Bureau to a defined contribution retirement scheme organized by the local Social Security Bureau in respect of the retirement benefits for the Group’s employees in the PRC. Contributions of RMB10,181, RMB15,644 and RMB22,665 (US$3,601) for the years ended December 31, 2009, 2010 and 2011, respectively, were charged to expense. The Group has no other obligation to make payments in respect of retirement benefits of the employees.

Commitments and contingencies	12 Months Ended
Dec. 31, 2011
Commitments and contingencies
Commitments and contingencies

14                                  Commitments and contingencies

(a)                       Operating lease commitments

The Group leases certain offices under various operating lease arrangements. The rental expenses under the operating leases was RMB2,909, RMB1,493 and RMB6,008 (US$955) for the years ended December 31, 2009, 2010 and 2011, respectively. In the normal course of business, leases that expire are renewed or replaced by leases on other properties. As of December 31, 2011, the Group’s future minimum rental payment under non-cancellable operating leases is as follows:

December 31, 2011
RMB
2012	2,504
2013	786
2014	39
2015	39
2016	39
Thereafter	16
Total	3,423

(b)                       Commitments

As of December 31, 2011, the Group’s capital commitments for construction projects and purchase of machinery and equipment are RMB13,679 (US$2,173).

As of December 31, 2011, the Group has commitments for advertising and research and development projects of RMB7,674 (US$1,219), all of which are payable in 2012.

(c)                        Depositary receipt facility

During the years ended December 31, 2009, 2010 and 2011, the Company received an incentive payment of RMB1,092, RMB1,056 and RMB1,025 (US$160) respectively, which is recognized as other income in the consolidated statements of income, from a bank in order to provide that bank with the exclusive right to manage the Company’s American Depositary Receipt (ADR) program. Under the terms of the depositary receipt facility with the bank, the Company has a contingent obligation to compensate the bank in the event the Company terminates the ADR program or the number of ADRs outstanding declines by more than 50%.

(d)                       Sales of bills receivable commitments

As of December 31, 2010 and 2011, outstanding bills receivable discounted with third party financial institutions and endorsed to third party suppliers for which the Group has a recourse obligation amounted to RMB280,042 and RMB40,560 (US$6,444), respectively. The Group has not historically experienced credit losses with respect to bills receivables sold or endorsed with recourse. No recourse liability was recognized as of December 31, 2010 and 2011 as the estimated fair value of the recourse obligation was immaterial.

Earnings per share	12 Months Ended
Dec. 31, 2011
Earnings per share
Earnings per share

15                                 Earnings per share

The following table sets forth the computation of basic and diluted earnings per share:

	Year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Numerator for basic and diluted earnings per share:

Net income attributable to Simcere Pharmaceutical Group	26,428	172,411	178,389	28,343

Denominator:

Basic weighted average number of ordinary shares outstanding	115,099,258	108,321,562	109,738,705	109,738,705
Effect of dilutive options and non-vested shares	1,505,661	3,036,234	786,552	786,552
Diluted weighted average number of ordinary shares outstanding	116,604,919	111,357,796	110,525,257	110,525,257
Basic earnings per share	0.23	1.59	1.63	0.26
Diluted earnings per share	0.23	1.55	1.61	0.26

The computation of diluted earnings per share for the years ended December 31, 2009, 2010 and 2011 did not assume exercise of nil, 978,000 and 857,700 share options, respectively, because the exercise prices of the share options were greater than or equal to the average price of the ordinary shares during the year, and therefore their inclusion would have been anti-dilutive.

Revenue	12 Months Ended
Dec. 31, 2011
Revenue
Revenue

16                                 Revenue

Revenue by product category is summarized as follows:

	Year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Anti-stroke medication	745,469	800,979	779,846	123,905
Antibiotics	389,478	435,797	313,464	49,804
Anti-cancer	302,710	417,199	522,373	82,997
Anti-inflammatory drugs	151,396	219,550	185,441	29,464
Vaccine	56,785	62,947	222	35
Other medicines	211,233	204,626	239,201	38,005
Total revenue	1,857,071	2,141,098	2,040,547	324,210

Share-based compensation	12 Months Ended
Dec. 31, 2011
Share-based compensation
Share-based compensation

17                                  Share-based compensation

(a)                       2006 Share Incentive Plan

On November 13, 2006, the shareholders of the Company adopted the 2006 Share Incentive Plan (the “2006 Share Incentive Plan”) which provides for the granting of options, share appreciation rights, and other share-based awards such as non-vested shares to the directors and employees of the Group. The board of directors and shareholders of the Company has authorized the issuance of up to 12,000,000 ordinary shares upon exercise of awards granted under the 2006 Share Incentive Plan.

Share options

The following is a summary of share options granted during the years ended December 31, 2009, 2010 and 2011 under the 2006 Share Incentive Plan.

	Year ended December 31,
	2009	2010		2011
Total number of share options granted	—	978,000		—
Weighted average exercise price per share (US$/share)	—	US$	4.545	—
Weighted average vesting period (in years)	—	3.00		—
Weighted average contractual life (in years)	—	6.00		—

Management has determined, based on the Black-Scholes option pricing model, that the weighted average grant-date fair value per option was approximately US$2.35 (RMB15.51 translated at the exchange rate on December 31, 2010) or an aggregate of RMB15,169 for the years ended December 31, 2010.

The weight average assumptions used in determining the fair value of the share options granted during the years ended December 31, 2009, 2010 and 2011 are provided as follows:

	Year ended December 31,
	2009	2010	2011
Valuation assumptions
Expected term (in years)	—	4.5	—
Expected volatility	—	64.73%	—
Expected dividend	—	0%	—
Risk-free rate	—	0.75%-1.41%	—

The expected term is based on the simplified method by averaging the vesting term and contractual term. Since the share options granted prior to year 2009 were exchanged to non-vested shares in May 2009, the Group is unable to rely on historical exercise data to estimate the expected term of the share options granted in 2010. The expected volatility of share options is estimated based on the Company’s historical share price using the expected life of the grant. The risk free rate is based on the yield of US Treasury bond rate.

Since the Company’s share options have certain characteristics that are significantly different from traded options, and changes in the subjective assumptions can materially affect the estimated value, the existing valuation model may not provide an accurate measure of the fair value of the Company’s employee stock options. Although the fair value of share options is determined using the Black-Scholes option pricing model, that value may not be indicative of the fair value observed in a willing buyer/willing seller market transaction.

A summary of stock option activity is as follows:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term	Aggregate intrinsic value
		US$	Years	US$
Balance as of January 1, 2009	9,938,000	4.33
Forfeited	(135,600)	4.22
Cancelled	(9,802,400)	4.33
Balance as of December 31, 2009	—	—
Granted	978,000	4.55
Balance as of December 31, 2010	978,000	4.55
Exercised	(800)	4.55
Forfeited	(119,500)	4.55
Balance as of December 31, 2011	857,700	4.55	3.67	133
Vested and expected to vest as of December 31, 2011	713,665	4.55	3.67	111
Exercisable as of December 31, 2011	174,100	4.55	3.67	27

The total fair value of share options vested during the years ended December 31, 2009 and 2011 was RMB1,993 and RMB4,899 (US$778), respectively. No share option was vested during the year ended December 31, 2010. The total intrinsic values of options exercised during the years ended December 31, 2011 was RMB2 (US$0.3). No share options were exercised during the year ended December 31, 2009 and 2010.

As of December 31, 2011, there was RMB7,974 (US$1,267) of total unrecognized compensation cost related to share options that is expected to be recognized on a straight line basis over a weighted average period of 3.67 years.

Non-vested shares

On April 15, 2009, the Compensation Committee of the Company approved a share option exchange program that offered the directors, employees and consultants the right to exchange vested and unvested outstanding share options to purchase ordinary shares of the Company under the 2006 Share Incentive Plan for the Company’s vested and non-vested shares.  Non-vested shares are subject to restrictions on their sale or transfer by the holder. Under the share option exchange program, the non-vested shares vest on the same term as the original grants made under 2006 Share Incentive Plan.  Upon exercise of non-vested shares, the holders are required to pay the par value at US$0.01 (RMB0.06) per share.

A total of 154 directors and employees accepted the offer and tendered an aggregate of 9,802,400 options in exchange for 1,833,990 vested shares and 2,916,028 non-vested shares on May 7, 2009, the modification date. The exchange ratio is determined based on the fair value of the vested and non-vested shares divided by the fair value of the share options surrendered. The exchange of the share option awards for the vested and non-vested shares was accounted for as a modification of awards which involves a cancellation of the original award and an issuance of a new award. The effect of this award modification on share-based compensation expense over the remaining requisite service period was not significant.

During the years ended December 31, 2009, 2010 and 2011, 240,000, 870,000 and 364,000 non-vested shares were granted, respectively, under the 2006 Share Incentive Plan with terms ranging from 3 to 5 years.

During the years ended December 31, 2009, 2010 and 2011, 467,780, 518,322 and 243,870 non-vested shares were exercised, respectively.

A summary of non-vested shares activity is as follows:

	Number of non-vested shares	Weighted average grant- date fair value
		US$
Balance as of January 1, 2009	—	—
Replacement awards granted on May 7, 2009	2,916,028	3.38
Granted	240,000	3.91
Vested	(885,656)	3.38
Forfeited	(213,542)	3.38
Balance as of December 31, 2009	2,056,830	3.44
Granted	870,000	4.48
Vested	(993,068)	3.47
Forfeited	(13,336)	3.38
Balance as of December 31, 2010	1,920,426	3.90
Granted	364,000	5.96
Vested	(1,035,452)	3.64
Forfeited	(248,548)	3.78
Balance as of December 31, 2011	1,000,426	4.94
Vested but not exercised as of December 31, 2011	3,518,194	3.47

The total fair value of non-vested shares vested during the years ended December 31, 2009, 2010 and 2011 was RMB22,493, RMB33,759 and RMB30,727(US$4,882).

As of December 31, 2011, there was RMB20,032 (US$3,183) of total unrecognized compensation cost related to non-vested shares that is expected to be recognized on a straight-line basis over a weighted average period of 2.62 years.

Share-based compensation cost is included in the following captions:

	Year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Research and development	1,772	3,599	3,960	629
Sales, marketing and distribution	2,058	3,810	5,414	860
General and administrative	19,847	23,690	19,967	3,173
Total share-based compensation	23,677	31,099	29,341	4,662

(b)                       2008 Share Incentive Plan

On July 31, 2008, the Company adopted a new Share Incentive Plan (the “2008 Share Incentive Plan”) that allows the board of directors to grant options, share appreciation rights and other share-based awards such as non-vested shares to directors, employees and consultants of the Group to purchase up to an aggregate of 6,250,000 ordinary shares upon exercise of awards granted under the 2008 Share Incentive Plan. No share-based awards were granted under the 2008 Share Incentive Plan in the years ended December 31, 2009, 2010 and 2011.

Share repurchases	12 Months Ended
Dec. 31, 2011
Share repurchases
Share repurchases

18           Share repurchases

On November 4, 2008, the board of directors of the Company approved a share repurchase program that allows the Company to purchase up to US$50,000 of its issued and outstanding ADSs. On November 18, 2009, the board of directors of the Company approved a new share repurchase program that allows the Company to purchase up to US$50,000 of its issued and outstanding ADSs. On November 11, 2011, the board of directors of the Company approved a share repurchase program that allows the Company to purchase up to US$30,000 of its issued and outstanding ADSs.

In 2009, the Company repurchased and cancelled an aggregate of 6.1 million ADSs at an average per share price of US$3.54 for a total cost of US$43,594, including US$497 handling charges. In 2010, the Company repurchased and cancelled an aggregate of 2.1 million ADSs at an average per share price of US$4.37 for a total cost of US$18,831, including US$178 handling charges. In 2011, the Company repurchased an aggregate of 0.6 million ADSs at an average per share price of US$3.86 (RMB24.29) for a total cost of US$5,048 (RMB31,955), including US$52 (RMB329) handling charges, and cancelled these ADSs in 2012.

Related party transactions	12 Months Ended
Dec. 31, 2011
Related party transactions
Related party transactions

19                                  Related party transactions

For the years presented, the principal related party transactions and amounts due from and due to related parties are summarized as follows:

	Year ended December 31
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Purchase of packaging and raw materials from related parties (note (a))	364	23	454	72
Purchase of products from a related party (note (b))	2,108	—	—	—
Sales of products to related parties (note (c))	4,596	6,158	8,678	1,379
Professional fee paid to a related party (note (d))	2,000	—	—	—
Interest income from loan to a related party (note (e))	1,192	1,274	1,506	239
Interest income from advances to an affiliated company (note (f))	908	1,485	1,827	290
Advance to an affiliated company (note (f))	19,500	12,600	—	—
Repayment from an affiliated Company (note (f))	—	—	19,500	3,098
Repayment from a related party (note (e))	—	—	1,325	211

	December 31,
	2010	2011	2011
	RMB	RMB	US$
Due from related parties:
Current portion	1,272	9,661	1,535
Non-current portion	23,574	16,000	2,542
Due from related parties (note (e))	24,846	25,661	4,077
Advances to an affiliated company (note (f))	33,833	16,160	2,568
Due to related parties (note (g))	110	8,788	1,396

Notes:

(a)            The Group purchased packaging and raw materials from a noncontrolling shareholder of a subsidiary and a company in which a major shareholder of the Company has an equity interest.

(b)            The Group purchased pharmaceutical products from a company in which a noncontrolling shareholder of a subsidiary has an equity interest.

(c)             The Group sold pharmaceutical products to the companies in which a major shareholder of the Company has an equity interest.

(d)            The Group paid professional service fee to an entity for corporate consultancy service. The Group and this entity have common directors.

(e)             The non-current portion of amounts due from related parties as of December 31, 2010 represented a RMB21,600 secured loan which was renewed on July 1, 2010 and extended for another 1 year.  The loan was classified as non-current as of December 31, 2010 because management expected the loan to be renewed and extended beyond 12 months from the balance sheet date. On July 1, 2011, the loan was renewed and agreed to be repaid in several installments, RMB5,600 (US$890), RMB10,000 (US$1,589) and RMB6,000 (US$953) would be repaid before June 30, 2012, 2013 and 2014, respectively. The secured loan bears a floating interest rate equal to RMB benchmark lending rates of financial institutions multiplied by 120% and is secured by noncontrolling shareholder’s entire equity interest in the subsidiary. As of December 31, 2011, RMB5,600 (US$890) and RMB16,000 (US$5,242) were classified as current and non-current portion of amount due from related parties, respectively.

The remaining balance of the non-current portion of amounts due from related parties as of December 31, 2010 represented the accrued loan interest of RMB1,974, which was classified as non-current as of December 31, 2010 due to the same basis as the secured loan mentioned above. RMB1,325 (US$211) of accrued loan interest was repaid in 2011. The cumulative accrued loan interest of RMB2,155 (US$342) as of December 31, 2011 was classified as current portion of amounts due from related parties as it was agreed to be repaid before December 31, 2012 in the renewed loan contracts.

The current portion of amounts due from related parties related to transactions described in note (c) above as of December 31, 2010 and 2011 were RMB140 and RMB774 (US$123), respectively. These amounts were interest-free, unsecured and repayable on demand. The current portion as of December 31, 2010 and 2011 also included an advance payment of RMB1,132 and RMB1,132 (US$180) to a related party and the amount is interest-free, unsecured and repayable on demand.

(f)              The amounts as of December 31, 2010 included two loans with principal of RMB19,500 and RMB12,600 respectively and the related accrued interest of RMB1,733. In 2011, the affiliated company repaid the principal of the loan of RMB19,500 (US$3,098).  As of December 31, 2011, the amounts includes the principal of the loan of RMB12,600 (US$2,002) and the accrued interest of RMB3,560 (US$566).

(g)             The amount as of December 31, 2011 represented the unpaid dividend declared by Simcere Zhong Ren in 2011 attributable to the noncontrolling shareholder.

Collaborative arrangements	12 Months Ended
Dec. 31, 2011
Collaborative arrangements
Collaborative arrangements

20                                  Collaborative arrangements

On December 12, 2008, the Group entered into an agreement to collaborate on the co-development and production of humanized antibody therapeutics for tumors with Epitomics, Inc., a provider of humanized rabbit monoclonal antibodies for therapeutic use. Under the agreement, the Group and Epitomics, Inc. will collaborate on pre-clinical and clinical trials, product manufacturing, and product distribution in the international markets. The Group will have the exclusive production and distribution rights in China. The Group agreed to pay a total funding of up to US$5,000 (RMB31,470) of which US$1,000 was paid in 2009 to acquire the license rights of in-process R&D materials in China.  The remaining US$4,000 (RMB25,176) will be paid at various dates upon the achievement of certain milestones as set forth under the agreement.

The Group holds the exclusive rights to commercialize the drug in China and Epitomics, Inc. will hold the rights to commercialize the drug outside China. In addition, if the anti-cancer pharmaceutical is successfully developed and commercialized, the Group will pay Epitomics, Inc. royalties on the net sales derived from the sales of this drug in China upon achieving certain agreed annual net sales level.

Prior to the drug entering Phase I clinical trial in the United States or Europe, the Group will receive 40% of the income derived from the sale, transfer, assignment, license and/or disposition of the drug outside China. After the drug enters Phase I clinical trial in the United States or Europe, the Group will receive 50% of the income derived from the sale, transfer, assignment, license and/or disposition of the drug outside China. However, this is subject to a condition that the Group is required to share 50% of the related development costs, as defined in the agreement, incurred outside China. Also, the Group will enjoy 50% of the profit arising from the sales of the drug outside China.

As at December 31, 2011, the subject pharmaceutical was still undergoing development and has not reached the stage of commercialization in China or outside of China, and therefore no revenue or profits have been generated from this project. There was also no significant related development costs incurred outside of China during 2011.

Fair value measurements	12 Months Ended
Dec. 31, 2011
Fair value measurements
Fair value measurements

21                                  Fair value measurements

Management used the following methods and assumptions to estimate the fair value of financial instruments as December 31, 2010 and 2011:

·                Short-term financial instruments (cash equivalents, pledged bank deposits, trade accounts receivable, bills receivable and other receivables, amounts due from related parties, short-term borrowings, trade accounts payable, amounts due to related parties, and other payables and accrued liabilities) — their carrying amounts approximated their respective fair values because of the short maturity period.

·                Long-term loans and long-term loan receivable — their fair values are based on the amount of future cash flows associated with these instruments discounted at the borrowing and lending rates currently available for similar instruments of comparable terms. Their carrying values of the long-term loans and long-term receivable approximated their fair values as all these instruments carry variable interest rates which approximated rates currently offered by the Group’s financial institutions for similar instruments of comparable maturities.

·                The fair value of goodwill is determined by estimating the expected present value of future cash flows without reference to observable market transactions.

Simcere Pharmaceutical Group (parent company)	12 Months Ended
Dec. 31, 2011
Simcere Pharmaceutical Group (parent company)
Simcere Pharmaceutical Group (parent company)

22                                  Simcere Pharmaceutical Group (parent company)

Relevant PRC statutory laws and regulation permit payments of dividends by the Company’s subsidiaries in the PRC only out of their retained earnings, if any, as determined in accordance with the PRC accounting standards and regulations.

As of December 31, 2010 and 2011, RMB196,788 and RMB213,622 (US$33,941) were appropriated from retained earnings and set aside for the statutory reserve by the Company’s PRC subsidiaries, respectively.

As a result of these PRC laws and regulations, the Company’s subsidiaries in the PRC are restricted in its ability to transfer a portion of its net assets to either in the form of dividends, loans or advances, which consisted of registered capital and statutory reserves that amounted to RMB1,056,831 and RMB1,117,665 (US$177,579)  as of December 31, 2010 and 2011, respectively.

The following presents condensed unconsolidated financial information of the parent company only.

Condensed Balance Sheets

	December 31,
	2010	2011	2011
	RMB	RMB	US$

Cash	14,063	13,487	2,143
Other current assets	1,885	1,022	162
Due from subsidiaries	621,521	555,885	88,321
Investment in subsidiaries	1,266,876	1,509,755	239,876
Total assets	1,904,345	2,080,149	330,502

Due to subsidiaries	24,094	23,522	3,737
Other current liability	1,579	446	71
Total shareholders’ equity	1,878,672	2,056,181	326,694
Total liabilities and equity	1,904,345	2,080,149	330,502

Condensed Statements of operations

	Year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Equity in earnings of subsidiaries	53,947	206,451	211,712	33,637
Operating expense	(28,619)	(34,797)	(33,737)	(5,360)
Interest income	18	1	1	—
Foreign currency exchange loss, net	(9)	(327)	(612)	(97)
Other income	1,091	1,083	1,025	163
Earnings before income taxes	26,428	172,411	178,389	28,343
Income taxes	—	—	—	—
Net income	26,428	172,411	178,389	28,343

Condensed Statements of Cash Flows

	Year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Net cash used in operating activities	(6,345)	(786)	(3,668)	(582)
Net cash (used in) provided by financing activities	(10,688)	(4,582)	4,407	700
Effect of exchange rate changes on cash and cash
equivalent	(41)	(486)	(1,315)	(209)
Net decrease in cash and cash equivalent	(17,074)	(5,854)	(576)	(91)
Cash and cash equivalents at the beginning of the year	36,991	19,917	14,063	2,234
Cash and cash equivalents at the end of the year	19,917	14,063	13,487	2,143